BLACKROCK FUNDS II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 12, 2017

to the Prospectuses of each Fund, dated January 27, 2017

Effective immediately, the subsection entitled “Details About the Funds—Information about Underlying Funds and ETFs—Description of Underlying Funds—Fixed-Income Funds” of each Prospectus is amended to add the following underlying fund to the table:

Fund Name	Investment Objective and Principal Investment Strategies
U.S. Total Bond Index Master Portfolio

U.S. Total Bond Index Master Portfolio (the “Master Portfolio”) seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays U.S. Aggregate Bond Index (the “Barclays U.S. Aggregate Index”).

Under normal circumstances, at least 90% of the value of U.S. Total Bond Index Master Portfolio’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the Barclays U.S. Aggregate Index, which, for the Master Portfolio, are considered bonds. The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Master Portfolio’s benchmark index, the Barclays U.S. Aggregate Index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of the Master Portfolio’s net assets, before fees and expenses, increased or decreased exactly as the total return of the Master Portfolio’s benchmark index increased or decreased. The Master Portfolio’s ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, the Master Portfolio’s expenses, the amount of cash and cash equivalents held by the Master Portfolio, the manner in which the total return of the Master Portfolio’s benchmark index is calculated, the size of the Master Portfolio’s investment portfolio, and the timing, frequency and size of purchases of interests and withdrawals.

The Master Portfolio utilizes sampling techniques that are designed to allow the Master Portfolio to duplicate substantially the investment performance of the Barclays U.S. Aggregate Index. However, the Master Portfolio is not expected to track the Barclays U.S. Aggregate Index with the same degree of accuracy that complete replication of the Barclays U.S. Aggregate Index would provide. No attempt is made to manage the Master Portfolio using economic, financial or market analysis. In addition, at times, the portfolio composition of the Master Portfolio may be altered (or “rebalanced”) to reflect changes in the characteristics of the index that the Master Portfolio tracks.

The Master Portfolio also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The Master Portfolio may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index. The Master Portfolio may also invest in high-quality money market instruments, including shares of money market funds advised by BlackRock Fund Advisors or its affiliates.

Shareholders should retain this Supplement for future reference.

PRO-TA-0417SUP